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                   Vanguard(R) Ohio Long-Term Tax-Exempt Fund
                Supplement to the Prospectus Dated March 27, 2002

Fund Manager
Effective October 1, 2002, Christopher M. Ryon, CFA, Principal of Vanguard, has assumed the role of Fund manager for Vanguard Ohio Long-Term Tax-Exempt Fund. Mr. Ryon has worked in investment management for Vanguard since 1985. Mr. Ryon earned his B.S. at Villanova University and his M.B.A. at Drexel University.
         The Fund's investment objective, strategies, and policies remain unchanged.









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Vanguard Marketing Corporation, Distributor.                         PS96 102002